                                                                   Exhibit 10.72


                              CAUSE NO. 97-00107
                              ------------------


RICE PARTNERS II, L.P.,             (S)         IN THE DISTRICT COURT
     Plaintiff,                     (S)
                                    (S)
vs.                                 (S)         OF DALLAS COUNTY, TEXAS
                                    (S)
POLYPHASE CORPORATION,              (S)
     Defendant,                     (S)
                                    (S)         101ST JUDICIAL DISTRICT


                        COMPROMISE SETTLEMENT AGREEMENT
                        -------------------------------
                              WITH MUTUAL RELEASE
                              -------------------


     THIS COMPROMISE SETTLEMENT AGREEMENT WITH MUTUAL RELEASE (hereinafter "Agreement") is entered into by and between POLYPHASE CORPORATION (hereinafter referred to as POLYPHASE), OVERHILL FARMS, INC. (hereinafter referred to as "OVERHILL"), PLY STADIUM PARTNERS, INC. (hereinafter referred to as "PLY"), PAUL TANNER, Individually (hereinafter referred to as "TANNER"), and RICE PARTNERS II, L.P. (hereinafter referred to as "RICE"), effective as of this 26th day of November 1997.

     WHEREAS, Plaintiff Rice filed the above-captioned lawsuit against Defendant POLYPHASE on or about January 6, 1997, and has asserted various claims against POLYPHASE; and

     WHEREAS, Plaintiff RICE filed an amended petition on or about the 21st day of July 1997, naming and adding TANNER as a party to the above styled and numbered lawsuit; and

     WHEREAS, Plaintiff RICE filed an amended petition on or about the 21st day of July 1997, naming and adding PLY STADIUM PARTNERS, INC. (hereinafter referred to as "PLY"), as a party to the above styled and numbered lawsuit; and

     WHEREAS, OVERHILL, although not a party to the above styled and numbered lawsuit, has an interest in the subject of such litigation; and


Compromise and Settlement Agreement with Mutual Release - Page 1
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     WHEREAS, it is the desire of Plaintiff RICE, Defendants POLYPHASE, PLY and
TANNER to settle this lawsuit, to terminate the litigation, to buy peace and to avoid and preclude future litigation between any or all of them; and

     WHEREAS, it is understood by Plaintiff RICE, Defendants POLYPHASE, PLY and TANNER that this settlement agreement and release is only for the purpose of the settlement and compromise of disputed claims and that the execution of this agreement is not to be construed or considered as an admission of liability or fault on the part of any party to this agreement. It is further understood and agreed that Defendants POLYPHASE, PLY and TANNER deny liability on any and all claims which have been asserted or which could be asserted by Plaintiff RICE against said Defendants in this litigation and that the parties are entering into this agreement merely to settle and terminate the litigation as between them and to avoid and preclude future litigation; and

     WHEREAS, Plaintiff RICE, Defendants POLYPHASE, PLY and TANNER declare and represent to one another that they are executing this agreement wholly of their own volition, judgment, belief and knowledge, after discussion with their respective attorneys and with having full opportunity to review this agreement and receive advice from their respective attorneys and that this agreement is made without reliance upon any statement or representation of any other party or any other person and further declare and represent that no promise, inducement or agreement not herein expressed has been made to them and that this agreement reflects the entire agreement and understanding between Plaintiff RICE, and Defendants POLYPHASE, PLY and TANNER and that the terms of this agreement are contractual and not merely recitals.

     NOW, THEREFORE, for and in consideration of this compromise and settlement of the litigation and the mutual promises, agreements and releases herein contained, the receipt and sufficiency of such consideration is hereby acknowledged and confessed it is hereby stipulated and agreed by and between Plaintiff RICE and Defendants POLYPHASE, PLY and TANNER as follows:

Compromise and Settlement Agreement with Mutual Release - Page 2
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     1.   Upon the payment of the sums listed in paragraph 2 following immediately hereinbelow, Plaintiff RICE will move the 101st Judicial District Court of Dallas County, Texas to dismiss the claims made by Plaintiff RICE against Defendants POLYPHASE, PLY and TANNER in this litigation with prejudice to the refiling of the same. Defendant POLYPHASE will move the 101st Judicial District Court of Dallas County, Texas to dismiss the claims made by Defendant POLYPHASE against Plaintiff RICE in this litigation with prejudice to the refiling of the same. Plaintiff RICE and Defendants POLYPHASE, PLY and TANNER agree, and the order of dismissal shall recite, that each party to the litigation shall pay its own costs, expenses and attorney's fees or any other obligation resulting from the prosecution by Plaintiff RICE of the litigation or the defense by Defendants POLYPHASE, PLY and TANNER of the litigation.

     2. For and in further consideration of the mutual premises herein contained, OVERHILL agrees to pay to RICE, in full and final settlement of all amounts due and owing to RICE, pursuant to that certain Note Purchase Agreement dated May 5, 1995, the following amounts:

            Principal Balance:                                 $13,000,000.00
            All Accrued Interest through December 5, 1997          357,500.03
            Reimbursable Expenses                                    5,447.62

     Additionally, OVERHILL, in full and final consideration for the outstanding warrant issued to RICE in connection with the above-stated Note Purchase Agreement, agrees to pay to RICE the amount of $1,948,000 in cash.

     As further consideration of the mutual premises herein contained, POLYPHASE agrees to pay to Rice and/or its counsel, Hughes and Luce, the sum of $100,000.

     3. Additionally, and as further consideration of the mutual premises herein contained POLYPHASE agrees to pay to Rice Partners, the sum of $2,000,000 if POLYPHASE sells its subsidiary, OVERHILL on or before the expiration of 180 days from the date of payment of the

Compromise and Settlement Agreement with Mutual Release - Page 3
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

amount specified in paragraph 2 hereinabove ("Payment Date"). If POLYPHASE sells OVERHILL subsequent to 180 days from the Payment Date, but on or before 365 days from the Payment Date, POLYPHASE will pay Rice Partners the sum of $750,000. If POLYPHASE sells OVERHILL subsequent to 180 days from the Payment Date, but on or before 365 days from the Payment Date that results to either of S V Capital Management, Inc., ConAgra, Inc. or Foster Farms, POLYPHASE will pay Rice Partners the sum of $2,000,000 in lieu of the $750,000 amount stated hereinabove.

     4. Save and except solely for the obligations created by this Settlement Agreement, Plaintiff RICE, for and on behalf of itself, its heirs, executors, administrators, representatives, agents, servants, employees, officers, directors, shareholders, attorneys, partners, parent corporation, subsidiaries, venturers, successors and assigns, those in privity, or anyone claiming by, through and under them, respectively, do hereby release, acquit and forever discharge Defendant POLYPHASE, Defendant PLY, Defendant TANNER and OVERHILL, their heirs, executors, administrators, representatives, agents, servants, employees, officers, directors, shareholders, parent corporation, subsidiaries, partners, attorneys, successors and assigns, those in privity, or anyone claiming by, through and under them, from any and all claims and causes of action of any kind or character, known or unknown, which Plaintiff RICE now has, has had or may have in the future against Defendant POLYPHASE, Defendant PLY, Defendant TANNER and/or OVERHILL, including, but not limited to, all claims and causes of action that have been brought in this litigation or which could have been brought by Plaintiff RICE against POLYPHASE, PLY, TANNER and/or OVERHILL in this litigation, and any claims or causes of action stemming from any and all communications, representations, promises, agreements, contracts, dealings, transactions or other acts or omissions of every kind and character whatever in any way connected with or arising out of the loan agreement and/or lender/borrower relationship entered into by and between Plaintiff RICE, Defendant POLYPHASE, Defendant PLY, Defendant TANNER and/or OVERHILL, including claims of costs, expenses and attorney's fees.

Compromise and Settlement Agreement with Mutual Release - Page 4
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     5.  Save and except solely for the obligations created by this Agreement,
Defendants POLYPHASE, PLY, TANNER, and/or OVERHILL for and on behalf of themselves, their heirs, executors, administrators, representatives, agents, servants, employees, officers, directors, shareholders, attorneys, partners, parent corporation, subsidiaries, venturers, successors and assigns, those in privity, or anyone claiming by, through and under them, respectively, do hereby release, acquit and forever discharge Plaintiff RICE, its heirs, executors, administrators, representatives, agents, servants, employees, officers, directors, shareholders, attorneys, partners, parent corporation, subsidiaries, venturers, successors and assigns, those in privity, or anyone claiming by, through and under them, from any and all claims and causes of action of any kind or character, known or unknown, which Defendants POLYPHASE, PLY, TANNER and/or OVERHILL now have, have had or may have in the future against Plaintiff RICE, including, but not limited to, all claims and causes of action that have been brought in this litigation or which could have been brought by Defendants POLYPHASE, PLY, TANNER and/or OVERHILL in this litigation, any and all claims and causes of action stemming from any and all communications, representations, promises, agreements, contracts, dealings, transactions or other acts or omissions of every kind and character whatever in any way connected with or arising out of the loan agreement and/or lender/borrower relationship entered into by and between Plaintiff RICE, Defendant POLYPHASE, Defendant PLY, Defendant TANNER and/or OVERHILL, including claims of costs, expenses and attorney's fees.

     6. The general releases given in this Agreement by Plaintiff RICE to Defendant POLYPHASE, Defendant PLY, Defendant TANNER and OVERHILL and by Defendant POLYPHASE, Defendant PLY, Defendant TANNER and OVERHILL to Plaintiff RICE, are intended by the parties to cover all claims of all types, whether arising under common law or under the statutes and regulations of any state or of the United States or any foreign country. This is to be construed as the broadest possible type general release, releasing, without limitation, antitrust, breach

Compromise and Settlement Agreement with Mutual Release - Page 5
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of contract, commission, compensation, deceit, fraud, negligence, misrepresentation, slander, tort, trespass, harassment, and claims pursuant to any Texas statute and all amendments and supplements thereto or any and all other claims.

     7. This Agreement constitutes the entire understanding and agreement of the parties hereto, and supersedes prior understanding and agreements, if any, among such parties with respect to the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, concerning the subject matter hereof between and among the parties hereto which are not fully expressed or incorporated by reference herein. The parties hereto have had an opportunity to consult with their respective attorneys concerning the meaning and the import of this Agreement and each has read this Agreement, as signified by their signatures below, and are executing the same for the purposes and consideration herein expressed.

     8. This Agreement may not be modified or amended except in writing, signed by the party or parties to be bound thereby or signed by their respective attorneys.

     9. Each part of this Agreement is intended to be several. If any term, covenant, condition or provision hereof is illegal or invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement and all such remaining parts hereto shall be legal, valid and enforceable and have full force and effect as if the illegal, invalid, unenforceable part has not been included.

     10. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, officers, directors, shareholders, successors, agents, servants, employees, attorneys, and assigns.

     11. This Agreement is made and entered into and is to be performed in Dallas County, Texas. It shall be interpreted, construed and enforced and its construction and performance shall be

Compromise and Settlement Agreement with Mutual Release - Page 6
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governed by the laws of the State of Texas. The parties hereto agree that venue of any suit or any cause of action in connection with this Agreement shall lie in Dallas County, Texas.

     12. This Agreement may be executed in several counterparts by one or more of the undersigned and all such counterparts so executed shall together be deemed and constitute one final Agreement, as if one document had been signed by all parties hereto; and each such counterpart shall be deemed an original, binding the parties subscribed hereto and multiple signature pages affixed to a single copy of this Agreement shall be deemed to be a fully executed original Agreement.

     13. Each party acknowledges that they have had the opportunity to be represented by separate independent counsel in the negotiation of this Agreement, that any such respective attorneys were of their own choosing, that they have read this Agreement and that they understand its meaning and legal consequences to them. The parties warrant and represent that they have consulted with their attorney of choice concerning the execution of this Agreement and the settlement of these claims, the meaning and the import of this Agreement, and each has read this Agreement, as signified by their signatures below, and are executing the same of their own free will for the purposes and consideration herein expressed. The parties warrant and represent that they have had sufficient time to consider whether to enter into this Agreement and that they are relying solely on their own judgment and the advice of their own counsel in deciding to execute this Agreement. The parties warrant and represent that they have read this Agreement in its entirety and have consulted with their attorney concerning the execution of this Agreement.

     14. Each party waives the presumption that this Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

     15. Each party represents and warrants that they have the authority to enter into this Agreement either on their own behalf or in an official capacity on behalf of a corporate party.

Compromise and Settlement Agreement with Mutual Release - Page 7
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

          IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date set opposite their respective signatures below, but effective as of the ____ day of ________________ 1997.

RICE PARTNERS II, L.P.

   By:    Rice Capital Group IV, L.P.
   Its:   General Partner

          By:  RMC Fund Management, L.P.,
          Its: General Partner

               By:  Rice Mezzanine Corporation
               Its: General Partner



                                         Date:
----------------------------------              ------------------
By:   James P.Wilson
Its:  Managing Director



POLYPHASE CORPORATION


                                         Date:
----------------------------------              ------------------
By:   James Rudis
Its:  President



PLY STADIUM PARTNERS, INC.



                                         Date:
----------------------------------              ------------------
By:   Paul Tanner
Its:  President

Compromise and Settlement Agreement with Mutual Release - Page 8
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                                         Date:
----------------------------------              ------------------
Paul Tanner, Individually



OVERHILL FARMS, INC.



----------------------------------
By:   James Rudis
Its:  President


Compromise and Settlement Agreement with Mutual Release - Page 9
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

STATE OF ____________  (S)
                       (S)
COUNTY OF ___________  (S)



   On this _____ day of __________________ 1997, before me the undersigned notary public personally appeared JAMES P. WILSON, General Partner of RICE MEZZANINE CORPORATION, General Partner of RMC FUND MANAGEMENT, L.P., General Partner of RICE CAPITAL GROUP IV, L.P. and Managing Director of RICE PARTNERS II, L.P., a Delaware Limited Partnership, known to me or proven to me to be the person whose name is subscribed to the forgoing instrument and he acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   SUBSCRIBED AND SWORN to before me on the date first written above.



                              -------------------------------------------------
                              Notary Public in and for the State of
                                                                    -----------

                      ************************************

STATE OF ____________  (S)
                       (S)
COUNTY OF ___________  (S)

   On this ______ day of __________________ 1997, before me the undersigned notary public personally appeared JAMES RUDIS, President of POLYPHASE CORPORATION, a Nevada Corporation, known to me or proven to me to be the person whose name is subscribed to the forgoing instrument and he acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   SUBSCRIBED AND SWORN to before me on the date first written above.



                              -------------------------------------------------
                              Notary Public in and for the State of
                                                                    -----------


Compromise and Settlement Agreement with Mutual Release - Page 10
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

STATE OF ____________  (S)
                       (S)
COUNTY OF ___________  (S)

   On this ______ day of ____________________ 1997, before me the undersigned notary public personally appeared PAUL TANNER, President of PLY STADIUM PARTNERS, INC., a Nevada Corporation, known to me or proven to me to be the person whose name is subscribed to the forgoing instrument and he acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   SUBSCRIBED AND SWORN to before me on the date first written above.



                              -------------------------------------------------
                              Notary Public in and for the State of
                                                                    -----------

                      ************************************


STATE OF ____________  (S)
                       (S)
COUNTY OF ___________  (S)

   On this ______ day of ____________________ 1997, before me the undersigned notary public personally appeared PAUL TANNER, known to me or proven to me to be the person whose name is subscribed to the forgoing instrument and he acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   SUBSCRIBED AND SWORN to before me on the date first written above.



                              -------------------------------------------------
                              Notary Public in and for the State of
                                                                    -----------


Compromise and Settlement Agreement with Mutual Release - Page 11
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STATE OF ____________  (S)
                       (S)
COUNTY OF ___________  (S)

   On this ______ day of ____________________ 1997, before me the undersigned notary public personally appeared JAMES RUDIS, President of OVERHILL FARMS, INC., known to me or proven to me to be the person whose name is subscribed to the forgoing instrument and he acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   SUBSCRIBED AND SWORN to before me on the date first written above.



                              -------------------------------------------------
                              Notary Public in and for the State of
                                                                    -----------

Compromise and Settlement Agreement with Mutual Release - Page 12
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